UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2023 (June 9, 2023)

OCEAN POWER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33417	22-2535818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Engelhard Drive, Suite B

Monroe Township, New Jersey 08831

(Address of Principal Executive Offices) (Zip Code)

(609) 730-0400

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	OPTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2023, and immediately effective as of such date, the Board of Directors (the “Board”) of Ocean Power Technologies, Inc., a Delaware corporation (the “Company”), approved amendments to amend and restate the Company’s By-Laws (the “By-Laws”). Prior thereto, the By-Laws were last amended and restated effective as of June 17, 2016.

Among the changes effected by the amendments to the By-Laws are the following (capitalized terms used but not defined herein have the meanings ascribed thereto in the By-Laws):

●	Enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of other business proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at stockholder meetings, including without limitation, by:

●	Requiring a stockholder’s written notice nominating directors and/or proposing other business pursuant to the By-Laws (the “Stockholder Notice”) to include information about not only the nominating and proposing stockholders and the proposed nominees, but also Stockholder Associated Persons (as defined in the By-Laws.)

●	Requiring additional disclosures in the Stockholder Notice regarding the nominating or proposing stockholders and proposed nominees, including, but not limited to, information relating to whether any proposed nominees would be impeded in applying for and being granted security clearances from the United States Government so that they can have access to classified information.

●	Requiring that for any business to be properly brought before an annual meeting by a stockholder pursuant to the applicable provisions of the By-Laws, in addition to the proposing stockholder submitting a timely and proper Stockholder Notice relating thereto to the Secretary of the Company in accordance with the By-Laws, such business must (A) be a proper subject to be proposed and voted upon by stockholders of the Company under the By-Laws, the Company’s Certificate of Incorporation (the “Certificate of Incorporation”), the Delaware General Corporation Law (the “DGCL”), and other applicable law, and (B) not relate to a matter that is expressly reserved for action by the Board under the By-Laws, the Certificate of Incorporation, the DGCL, or other applicable law.

●	Clarify that, in calculating the deadlines for the submissions of advance notices of nominations and other business intended to be brought before an annual meeting by a stockholder in accordance with the By-Laws, all references to the date of the preceding year’s annual meeting shall be to the date of such annual meeting as first convened.

●	Requiring that each proposed nominee complete a written questionnaire with respect to the background and qualifications of such proposed Nominee, in the form required by the Company (which form the stockholder providing the Stockholder Notice shall request in writing from the Secretary prior to submitting the Stockholder Notice and which the Secretary shall provide to such stockholder within ten days after receiving such request).

●	Requiring that each proposed nominee enter into a written representation and agreement in the form required by the Company (which form such stockholder submitting the Stockholder Notice shall request in writing from the Secretary prior to submitting the Stockholder Notice and which the Secretary shall provide to such stockholder within ten days after receiving such request) providing that such proposed nominee: (i) is not, and will not become, a party to any agreement, arrangement, or understanding (written or oral, formal or informal) with, and any commitment or assurance to (in each case, whether written or oral, formal or informal, or monetary or non-monetary), any person or entity as to how a person, if elected as a director, will act or vote on any issue or question (each, a “Voting Commitment”) that has not been disclosed to the Company in writing or any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Company, with such proposed nominee’s fiduciary duties under applicable law; (ii) is not, and will not become, a party to any agreement, arrangement, or understanding (whether written or oral, formal or informal, or monetary or non-monetary) with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with service or action as a director or a director nominee that has not been disclosed to the Company in writing; (iii) is not now, and has not been in the past, subject to any governmental law, regulation, order, decree, or sanction that could prohibit, limit, or otherwise impede such proposed nominee’s service on the Board; (iv) will, if elected as a director, comply with all applicable rules of any securities exchanges upon which the Company’s outstanding stock is listed, the Certificate of Incorporation, the By-Laws, all applicable publicly disclosed corporate governance, ethics, conflict of interest, confidentiality, stock ownership and trading policies and all other guidelines and policies of the Company generally applicable to directors (which other guidelines and policies will be provided to such proposed nominee within five business days after the Secretary receives any written request therefor from such proposed nominee), and all applicable fiduciary duties under state law; (v) intends to serve a full term as a director, if elected; and (vi) will submit to interviews with the Board or any committee thereof, will make himself or herself available for any such interviews within ten days following any reasonable request therefor from the Board or any committee thereof, and will be completely candid and truthful in responding to any questions posed during such interviews.

●	Providing that a stockholder cannot include in a Stockholder Notice more proposed nominees for election as directors than the number of directors to be elected to the Board at the stockholders’ meeting to which that Stockholder Notice relates.

●	Providing that, in the event that the number of directors to be elected to the Board at the next annual meeting of stockholders is increased by the Company, and there is no public announcement by the Company of such action or specifying the size of the increased Board at least 100 calendar days prior to the first anniversary of the date of the preceding year’s annual meeting (as first convened), a Stockholder Notice required by the By-Laws shall be considered timely with respect to such annual meeting, but only with respect to nominees for any new director positions created by such increase, and only with respect to a stockholder who had, prior to such increase in the size of the Board, previously submitted to the Company a timely and proper Stockholder Notice proposing nominees for election to the Board at such annual meeting in compliance with the By-Laws in all applicable respects, if it is delivered to, and received by, the Secretary at the principal executive office of the Company not later than the close of business on the tenth calendar day following the day on which public announcement is first made by the Company that the size of the Board is being increased and specifying the size of the increased Board.

●	Providing that the Company may require any stockholder providing a Stockholder Notice with respect to a proposed nominee to furnish such other information (i) as may be reasonably required by the Company to determine the eligibility or suitability of such proposed nominee to serve as a director, including, without limitation, whether such proposed nominee would be impeded in qualifying for a security clearance from the United Stated Government for access to classified information or whether such proposed nominee if elected to the Board would put at risk any security clearances granted by the United States Government to the Company or any of its directors, employees, or affiliates, or (ii) that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee under the listing standards of each securities exchange upon which the Company’s outstanding stock is listed, any applicable rules of the SEC, any publicly disclosed standards used by the Board in selecting nominees for election as a director and for determining and disclosing the independence of directors, including those applicable to a director’s service on any of the committees of the Board, or the requirements of any other laws or regulations applicable to the Company. If requested by the Company, any such supplemental information is required to be provided within ten days after it has been requested by the Company.

●	Requiring an acknowledgment from a stockholder who submits a Stockholder Notice to the effect that if such stockholder is not Present in Person (as defined in the By-Laws) at the stockholders’ meeting to present its proposed nominations or other business, or if the stockholder, any Stockholder Associated Person, or any proposed nominee breaches, or takes any action contrary to, any of the representations, undertakings, or commitments made in the Stockholder Notice or any of the documents submitted in connection therewith, except as otherwise determined by the chairman of the meeting, such proposed nominations or other business shall be disregarded, notwithstanding that proxies in respect of such matters may have been received by the Company.

●	Requiring an acknowledgment from a stockholder who submits a Stockholder Notice to the effect that, except as required by applicable law, nothing contained in the Stockholder Notice shall be considered confidential or proprietary information and that, except as otherwise provided by applicable law, neither the Company, the Board, nor any agents or representatives thereof shall be restricted, in any manner, from publicly disclosing or using any of the information contained in a Stockholder Notice.

●	Requiring that a stockholder who submits a Stockholder Notice to update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the such meeting and as of the date that is ten business days prior to such meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company not later than five business days after the record date for such meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight business days prior to the date for such meeting or, if practicable, any adjournment of postponement thereof (and, if not practicable, on the first practicable date prior to the date to which such meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten business days prior to such meeting or any adjournment or postponement thereof).

●	Providing that, upon written request by the Secretary or the Board, any stockholder who submits a Stockholder Notice with respect to a stockholders’ meeting shall provide, within five business days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the sole discretion of the Board or the Secretary, to demonstrate the accuracy of any information contained in a Stockholder Notice or submitted by the stockholder pursuant to the By-Laws, and (B) a written update of Stockholder Notice or other information (including, if requested by the Company, written confirmation by such stockholder that it continues to intend to bring such nomination(s) or other business proposal before the meeting) submitted by the stockholder as of an earlier date.

●	Requiring that a stockholder, at all times before and after the submission of a Stockholder Notice, comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder (including, but not limited to, the requirements contained in Rule 14a-19 of the Exchange Act), as well as any interpretative guidance and/or requests from the Staff of the SEC, in connection with submitting a Stockholder Notice and taking any actions contemplated thereby.

●	Provide that a Stockholder Notice shall not be required to include any disclosures with respect to the ordinary course of business activities of any broker, dealer, commercial bank, or trust company that is deemed a Stockholder Associated Person solely as a result of being the stockholder directed to prepare and submit the Stockholder Notice on behalf of a beneficial owner of shares of the Company’s outstanding stock held of record by such broker, dealer, commercial bank, or trust company and who is not otherwise affiliated or associated with such beneficial owner.

●	Address matters relating to Rule 14a-19 under the Exchange Act, which was adopted by the Securities and Exchange Commission on November 17, 2021, and provides for the use of universal proxy cards in contested director elections held after August 31, 2022, including without limitation, as follows:

●	Requiring a representation from the nominating stockholder as to whether such stockholder or any Stockholder Associated Person intends or is part of a group that intends to solicit proxies, in support of the election of the proposed nominee(s), from stockholders representing the percentage of the voting power of the Company’s securities entitled to vote on the election of directors that is required by Rule 14a-19(a)(3) of the Exchange Act.

●	Providing that, if a stockholder, who submits a notice of nominations with respect to a stockholders’ meeting, fails to comply with the requirements of Rule 14a-19 of the Exchange Act (including because the stockholder fails to provide the Company with all information, notices, and/or updates required by Rule 14a-19), then the proposed nominee(s) of such stockholder shall be ineligible for election at the applicable stockholders’ meeting and any adjournment, rescheduling, or postponement thereof, and any votes or proxies in respect of such nomination shall be disregarded (notwithstanding that proxies in respect of such vote may have been received by the Company).

●	Providing that, if (A) any stockholder provides notice pursuant to Rule 14a-19(b) of the Exchange Act in connection with the submission of a Stockholder Notice proposing director nominees for election at a stockholders’ meeting pursuant to the By-Laws, and (B) (i) such stockholder subsequently either (x) notifies the Company that such stockholder no longer intends to solicit proxies in support of the election of its proposed nominee(s) in accordance with Rule 14a-19 of the Exchange Act, or (y) fails to comply with the requirements of Rule 14a-19 of the Exchange Act, and (ii) no other stockholder that has provided notice pursuant to Rule 14a-19 of the Exchange Act with respect to such proposed nominee(s) (x) intends to solicit proxies in support of the election of such proposed nominee in accordance with Rule 14a-19 of the Exchange Act, and (y) has complied with the requirements of Rule 14a-19 of the Exchange Act, then the nomination of such proposed nominee(s) shall be disregarded and no vote on the election of such proposed nominee(s) shall occur (notwithstanding that proxies in respect of such vote may have been received by the Company).

●	Providing that, if any stockholder provides notice pursuant to Rule 14a-19(b) of the Exchange Act in connection with submitting, in accordance with the By-Laws, a notice of nominations with respect to a stockholders’ meeting, such stockholder shall deliver to the Company’s Secretary, no later than five business days prior to the applicable meeting date or any adjournment, rescheduling, or postponement thereof, reasonable evidence that the requirements of Rule 14a-19(a)(3) of the Exchange Act have been satisfied.

●	Providing that if a stockholder or any Stockholder Associated Person changes its intention to solicit proxies, in support of the election of its proposed nominee(s), from stockholders representing the percentage of the voting power of the Company’s securities entitled to vote on the election of directors that is required by Rule 14a-19(a)(3) of the Exchange Act, the stockholder must notify the Company’s Corporate Secretary in writing at the principal executive offices of the Company within two business days after becoming aware of such change in intention.

●	Provide that, to the maximum extent permitted by applicable law, the Board may adopt by resolution such rules, regulations, and procedures for the conduct of any meeting of stockholders of the Company as it shall deem appropriate.

●	Provide additional specificity as to the rules, regulations, and procedures that the Board or the chairman of the meeting may prescribe for the conduct of any meeting of stockholders.

●	Remove from the By-Laws the provision requiring notice to the Company of share ownership from any person who is the beneficial owner, directly or indirectly, of three percent or more of the Company’s outstanding common stock so long as shares of common stock of the Company are listed on the AIM market of the London Stock Exchange. The Company’s common stock is not currently listed on the AIM market of the London Stock Exchange.

●	Incorporate into the By-Laws various other “clean-up” changes, including, but not limited to, grammatical and other typographical corrections, formatting changes, revisions to headings, titles, and captions, and providing capitalized definitions for certain terms.

The foregoing summary of, and the description of, the various amendments included in the By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-Laws that were adopted by the Board on June 9, 2023, a copy of which is filed hereto as Exhibit 3.1 to this Current Report on Form 8-K and which is incorporated herein by reference in its entirety.

Item 8.01 Other Events.

On October 19, 2022, the Company filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission related to its annual meeting of stockholders to be held on December 14, 2022 (the “2022 Annual Meeting”). Subsequent to the filing of the Proxy Statement, the Company discovered an error in the section of the Proxy Statement entitled “Stockholder Proposals for 2023 Annual Meeting.” The Proxy Statement incorrectly noted the anticipated dates for the opening and closing of the advance notice period for stockholders to submit notice of director nominations and stockholder proposals (other than proposals made pursuant to Rule 14a-8 under the Exchange Act) to be properly brought before the Company’s annual meeting of stockholders to be held in 2023 (the “2023 Annual Meeting”) in accordance with the By-Laws as being from August 10, 2023 to September 12, 2023.

Given that the 2022 Annual Meeting was first convened on December 14, 2022 prior to it being subsequently adjourned to January 13, 2023, a stockholder’s notice of director nominations and stockholder proposals for the 2023 Annual Meeting must be received not earlier than August 16, 2023 and not later than the close of business on September 15, 2023 (except that, in the event that the date of the 2023 Annual Meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2022 Annual Meeting (as first convened), a stockholder’s notice must be received no earlier than the 120th day prior to the 2023 Annual Meeting and not later than the close of business on the later of (A) the 90th day prior to the 2023 Annual Meeting and (B) the tenth day following the day on which notice of the date of the 2023 Annual Meeting was mailed or public disclosure of the date of the 2023 Annual Meeting was made, whichever first occurs).

Item 9.01 Financial Statements and Exhibits.

Exhibit number	Description
3.1	Amended and Restated By-Laws of Ocean Power Technologies, Inc., as adopted on June 9, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN POWER TECHNOLOGIES, INC.

Date: June 9, 2023	By:	/s/ Philipp Stratmann
	Name:	Philipp Stratmann
	Title:	President and Chief Executive Officer